EXHIBIT 99.1

SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc.
3rd Quarter 2010
Earnings Webcast

  This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-
GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 – Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.
 – Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.
 – Adjusted net income excludes the effects of certain after-tax gains and losses. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparative among the periods presented.
 – Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
  Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
 This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts.
These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,”
“potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this release, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate
(including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly
Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Overview
● Earnings improve
● Favorable asset quality trends continue
● Initial Warburg Pincus investment received

($000s except per share data)	Q3 2010	Q2 2010	Q3 2009
Net income (loss) available to common shareholders	$ 10,301	$ (5,544)	$ (65,187)
After-tax adjustments:			
BOLI tax expense		8,081	
FV mark on trust preferred securities	1,694	(1,003)	4,062
Goodwill impairment		8,250	
Securities losses/ OTTI/ CDO sale			55,619
Insurance proceeds			(2,618)
Adjusted net income (loss)	$ 11,995	$ 9,784	$ (8,125)
Diluted earnings (loss) per common share	$ 0.08	$ (0.04)	$ (0.65)
After-tax adjustments:			
BOLI tax expense		0.06	
FV mark on trust preferred securities	0.01	(0.01)	0.04
Goodwill impairment		0.07	
Securities losses/ OTTI/ CDO sale			0.56
Insurance proceeds			(0.03)
Adjusted diluted earnings (loss) per share	$ 0.09	$ 0.08	$ (0.08)

NATIONAL PENN

Adjusted Earnings Analysis

3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.06%
3.24%
3.29%
3.44%
3.50%
3.42%
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

NATIONAL PENN

Net Interest Margin
(Taxable Equivalent)

Non-Interest Expense

($000s)	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Total Non-Interest Expense	$ 57,965	$ 66,563	$ 57,657	$ 337,119	$ 52,152
Goodwill Impairment		8,250		275,000	
Insurance Recovery					(4,028)
SERP accrual				2,000	
Core Non-Interest Expense	$ 57,965	$ 58,313	$ 57,657	$ 60,119	$ 56,180
Net Interest Income (1)	72,985	74,055	72,727	73,007	70,972
Core Non-Interest Income	26,083	26,970	25,769	29,261	27,534
Core Revenue	$ 99,068	$ 101,025	$ 98,496	$ 102,268	$ 98,506
Core Efficiency Ratio (2)	58.51%	57.72%	58.54%	58.79%	57.03%

(1) Taxable equivalent

(2) Core Non-Interest Expense as a percentage of Core Revenue

NATIONAL PENN

($000s)	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Banking - Deposits	$ 10,106	$ 10,192	$ 9,650	$ 10,378	$ 10,288
Banking - Mortgages	2,424	1,231	1,153	1,337	1,884
Banking - Other	3,057	4,670	4,094	6,170	3,921
Wealth	6,997	7,238	7,101	7,406	7,670
Insurance	3,499	3,639	3,771	3,970	3,771
Subtotal - Core Non-interest Income	$ 26,083	$ 26,970	$ 25,769	$ 29,261	$ 27,534
Pension curtailment gain			4,066		
Securities losses/ Impairment/ CDO loss				(1,876)	(85,567)
Gain (Loss) on NP Trust Preferred Securities	(2,606)	1,543	(7,261)	3,669	(6,249)
(Loss) on Sale of SNC Loans				(6,032)	
Gain on Sale of wealth unit				1,226	
Total Non-Interest Income (Loss)	$ 23,477	$ 28,513	$ 22,574	$ 26,248	$ (64,282)

NATIONAL PENN

Non-Interest Income

9/30/2010	Pro Forma for Christiana Bank & Trust Divestiture	Pro Forma for Christiana B&T Divestiture & for Warburg Investment	Pro Forma for Christiana B&T Divestiture & Warburg Investment & Potential TARP Repayment[1]	Median of Nat Penn's Proxy Peers[2]
Tang. Comm. Equity / Tang. Assets	7.2%	7.4%	8.9%	9.0%	7.3%
Tier I Leverage Ratio	9.7%	10.1%	11.6%	10.1%	10.1%
Tier I Risk-Based Capital Ratio	14.0%	14.8%	17.2%	14.8%	13.1%
Tier I Common Ratio	9.3%	9.6%	12.1%	12.1%	9.7%
Total Risk-Based Capital Ratio	15.3%	16.1%	18.4%	16.1%	15.5%

NATIONAL PENN

(1) Does not assume repurchase of the 735,294 outstanding warrants, valued at approximately $1.0 million based on a binomial valuation
(2) Peer data as of 6/30/2010
Pro Forma Capital Ratios

Asset Quality Statistics

($000s)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
ALLL Balance - Beginning of Period	$ 154,039	$ 153,850	$ 146,271	$ 125,490	$ 98,313
Loans Charged Off	(23,306)	(27,316)	(27,482)	(28,524)	(29,202)
Recoveries on Charged Off Loans	2,742	2,505	2,561	2,305	4,379
Provision for Loan Losses	20,000	25,000	32,500	47,000	52,000
ALLL Balance - End of Period	$ 153,475	$ 154,039	$ 153,850	$ 146,271	$ 125,490
Total Loans Outstanding	$ 5,641,830	$ 5,756,235	$ 5,915,219	$ 6,024,500	$ 6,199,684
ALLL as a % of Loans	2.72%	2.68%	2.60%	2.43%	2.02%
Peer ALLL as a % of Loans		2.02%	2.01%	1.93%	1.87%
Non-Performing Loans (incl. 90 DPD)	94,431	99,196	120,368	125,786	120,120
Non-Performing Loans as a % of Loans	1.67%	1.72%	2.03%	2.09%	1.94%
Peer NPLs as a % of Loans		3.36%	3.25%	3.08%	3.02%
ALLL as a % of Non-Performing Loans	163%	155%	128%	116%	104%
Peer ALLL as a % of NPLs		60%	68%	69%	69%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Classified Loans
($000s)

$600,000
$400,000
$200,000
$-
$263,332
$375,842
$483,163
$501,485
$532,048
$512,628
$498,631
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

NATIONAL PENN

Note: Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Non-Performing Loans
Net Charge-offs

NATIONAL PENN

Non-Performing Loans and Charge-offs
($000s)

	9/30/2010		Classified/	Non-Performing/	YTD Net Charge -Offs (annualized)/	Total Past
$(000)'s	Balance	% of Loans	Loans	Loans	Avg Loans	Dues/Loans
Commercial	2,536,836	45%	12.42%	1.17%	0.65%	0.31%
CRE-Permanent	855,777	15%	5.55%	1.84%	0.54%	0.80%
CRE-Construction	312,086	6%	35.29%	9.57%	14.05%	1.73%
Home Equity and Direct	778,940	14%	0.45%	0.45%	0.36%	0.65%
Private Banking	159,991	3%	3.97%	0.37%	1.90%	0.07%
Indirect	133,297	2%	0.12%	0.12%	1.42%	0.84%
Residential Mortgage	805,386	14%	1.54%	1.54%	1.54%	0.51%
Leasing/Other	59,517	1%	5.89%	4.37%	1.64%	5.20%

Total	5,641,830	100%	8.84%	1.67%	1.61%	0.60%
Loan Risk Profile September 30, 2010

9%
8%
4%
3%
0%
76%
Southeastern Pa
Northeastern Pa
Central Pa
NJ, DE
Other
Western Pa

6%
1%
7%
0%
0%
86%
Southeastern Pa
Northeastern Pa
Central Pa
NJ, DE
Other
Western Pa

NATIONAL PENN

Non-Performing Assets
Gross Charge Offs
Non-Performing Assets and Gross
Charge-offs - Geographic Region
September 30, 2010

Summary
● Earnings improve
● Favorable asset quality trends continue
● Initial Warburg Pincus investment received
● Positive momentum - Playing offense